UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2014

CNK GLOBAL INC.
(Exact name of registrant as specified in its charter)

Florida	000-50196	52-2177342
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16 Okin Dong Cheongro Gu

Seoul, South Korea

(Address of principal executive offices)

8120-9406-8116
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 5, 2014, CNK Global Inc. (the “Company”) was notified that its principal independent accountant, Henderson Hutcherson & McCullough, PLLC (“HH&M”), had resigned its engagement with the Company effective December 4, 2014. HH&M was appointed as the Company’s principal accountant on January 3, 2002. The decision of HH&M to resign was accepted by the sole director of the Company on December 5, 2014, and the sole director is currently deciding how to proceed in light of the resignation.

The report of HH&M regarding the Company’s financial statements for the fiscal year ended December 31, 2013 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2013 and through December 5, 2014, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with HH&M on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HH&M, would have caused it to make reference thereto in connection with its report.

During the fiscal year ended December 31, 2013 and through December 5, 2014, the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Board discussed with HH&M the existence of material weaknesses in the Company’s internal control over financial reporting, as more fully described in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013, filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2014.

The Company requested that HH&M furnish it with a letter addressed to the SEC stating whether or not HH&M agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated December 9, 2014, is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 23, 2014, Rakgu Kim submitted his resignation as the Chief Financial Officer and a director of the Company. Mr. Kim’s resignation was not due to any disagreement with the Company regarding its operations, policies, practices or otherwise. Effective the same date, the Company appointed Deukgyun Oh, its President, Chief Executive Officer, Secretary, Treasurer and director, to fill the resulting officer vacancy.

As a result of Mr. Kim’s resignation, the Company’s Board of Directors currently consists of one member, Mr. Oh.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description

16.1	Letter from Henderson Hutcherson & McCullough, PLLC to the SEC dated December 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2014	CNK GLOBAL INC.

	By:	/s/ Deukgyun Oh
Deukgyun Oh
President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, Director